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                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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                Date of Earliest Event Reported: October 28, 1998


                                 PENTACON, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                 001-13931                                     76-0531585
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)


                        10375 Richmond Avenue, Suite 700
                              Houston, Texas 77042
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 860-1000


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ITEM 8.  CHANGE IN FISCAL YEAR.

On October 28, 1998, Pentacon, Inc. ("Pentacon") determined to change its fiscal year end from September 30th to December 31st. Pentacon anticipates that the transition report, for the period from October 1, 1998 to December 31, 1998 will be filed on a Form 10-Q. Pentacon is changing its fiscal year so as to make it easier to integrate the financial statements of future acquisitions with its own financial statements. Pentacon also believes the new fiscal year will allow better comparability with its peer companies.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PENTACON, INC.




                                 By:      /s/  Bruce M. Taten
                                          -------------------------------------
                                          Bruce M. Taten
                                          Senior Vice President and
                                             General Counsel


Date:  October 30, 1998